Exhibit 99.1

ALPHA WASTEWATER, INC.

(A Development Stage Company)

AUDIT REPORT OF INDEPENDENT ACCOUNTANTS

AND

FINANCIAL STATEMENTS

December 31, 2009 and 2008

Alpha Wastewater, Inc.

(A Development Stage Company)

Table of Contents

_______________________________________

SADLER, GIBB & ASSOCIATES, LLC

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors

Alpha Wastewater, Inc.

(A Development Stage Company)

We have audited the accompanying balance sheets of Alpha Wastewater, Inc. as of December 31, 2009 and 2008, and the related statements of operations, stockholders’ equity (deficit) and cash flows for the years then ended and for the period from inception through December 31, 2009. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion the financial statements referred to above present fairly, in all material respects, the financial position of Alpha Wastewater, Inc. as of December 31, 2009 and 2008, and the results of their operations and their cash flows for the years then ended and for the period from inception through December 31, 2009, in conformity with U.S. generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 3 to the financial statements, the Company had accumulated losses of $494,146 and $257,672 as of December 31, 2009 and 2008, respectively which raises substantial doubt about its ability to continue as a going concern. Management’s plans concerning these matters are also described in Note 3. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ SADLER, GIBB AND ASSOCIATES, LLC

SADLER, GIBB AND ASSOCIATES, LLC

Salt Lake City, UT

October 27, 2010

Alpha Wastewater, Inc.

(A Development Stage Company)

Balance Sheets

ASSETS

	December 31,	December 31,
	2009	2008

CURRENT ASSETS

Cash and cash equivalents	$-	$-

TOTAL ASSETS	$-	$-

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

CURRENT LIABILITIES

Due to related party	$-	$223,568

TOTAL LIABILITIES	-	223,568

STOCKHOLDERS' EQUITY (DEFICIT)
Capital Stock
Authorized:
75,000,000 common shares, $0.001 par value
Issued and outstanding shares:
40,000,000 and -0- common shares, issued
and outstanding, respectively	40,000	-
Additional Paid In Capital	478,356	-
Accumulated other comprehensive income	(24,210)	34,104
Accumulated deficit	(494,146)	(257,672)

Total Stockholders' Equity Deficit	-	(223,568)

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)	$-	$-

The accompanying notes are an integral part of these financial statements.

Alpha Wastewater, Inc.

(A Development Stage Company)

Statements of Operations

			Cumulative from
	For the	For the	Inception
	Year Ended	Year Ended	Through
	December 31,	December 31,	December 31,
	2009	2008	2009

REVENUES	$-	$-	$-

OPERATING EXPENSES

Salary	163,734	88,120	251,854
Consulting and professional fees	51,210	72,677	145,360
General and administrative	21,530	67,451	96,932

Total Operating Expenses	236,474	228,248	494,146

OPERATING LOSS	(236,474)	(228,248)	(494,146)

Other Income (Expense)	-	-	-

Provision for Income Taxes	-	-	-

NET LOSS	$(236,474)	$(228,248)	$(494,146)

OTHER COMPREHENSIVE INCOME (LOSS)

Foreign currency translation adjustment	(58,314)	36,738	(24,210)

TOTAL COMPREHENSIVE LOSS	$(294,788)	$(191,510)	$(518,356)

PER SHARE DATA:

Basic and diluted (loss) per common share	$(1.86)	$-

Weighted average number of common shares outstanding	127,055	-

The accompanying notes are an integral part of these financial statements.

Alpha Wastewater, Inc.

(A Development Stage Company)

Statements of Stockholders’ Equity (Deficit)

				Accumulated
			Additional	Other
	Common Stock		Paid-in	Comprehensive	Accumulated
	Shares	Amount	Capital	Income	Deficit	Total

Balance at inception	-	$-	$-	$-	$-	$-

Currency translation adjustment	-	-	-	(2,634)	-	(2,634)

Net loss for the year ended December 31, 2007	-	-	-	-	(29,424)	(29,424)

Balance - December 31, 2007	-	-	-	(2,634)	(29,424)	(32,058)

Currency translation adjustment	-	-	-	36,738	-	36,738

Net loss for the year ended December 31, 2008	-	-	-	-	(228,248)	(228,248)

Balance - December 31, 2008	-	-	-	34,104	(257,672)	(223,568)

Common shares issued for debt on October 7, 2009	75,000	75	-	-	-	75

Common shares issued for debt on December 31, 2009	39,925,000	39,925	478,356	-	-	518,281

Currency translation adjustment	-	-	-	(58,314)	-	(58,314)

Net loss for the year ended December 31, 2009	-	-	-	-	(236,474)	(236,474)

Balance - December 31, 2009	40,000,000	$40,000	$478,356	$(24,210)	$(494,146)	$-

The accompanying notes are an integral part of these financial statements.

Alpha Wastewater, Inc.

(A Development Stage Company)

Statements of Cash Flows

Cumulative from
	For the	For the	Inception
	Year Ended	Year Ended	Through
	December 31,	December 31,	December 31,
	2009	2008	2009

CASH FLOWS FROM OPERATING ACTIVITIES

Net loss	$(236,474)	$(228,248)	$(494,146)
Adjustments to reconcile net income (loss)
to net cash from operating activities:
Expenses paid on Company's behalf
by a related party	236,474	228,248	494,146

Net Cash Used in Operating Activities	-	-	-

CASH FLOWS FROM INVESTING ACTIVITIES	-	-	-

CASH FLOWS FROM FINANCING ACTIVITIES	-	-	-

NET CHANGE IN CASH	-	-	-

CASH AT BEGINNING OF PERIOD	-	-	-

CASH AT END OF PERIOD	$-	$-	$-

Supplemental Cash Flow Disclosures

Cash paid for Interest	-	-	-
Cash paid for Income Taxes	-	-	-

Non-Cash Investing and Financing Activities

Common stock issued for debt	$518,356	$-	$518,356

The accompanying notes are an integral part of these financial statements.

Alpha Wastewater, Inc.

(A Development Stage Company)

Notes to the Financial Statements

December 31, 2009 and 2008

NOTE 1. GENERAL ORGANIZATION AND BUSINESS

Alpha Wastewater, Inc. (the Company) was originally incorporated under the laws of the state of Nevada on October 7, 2009. Prior to the date of incorporation, the Company functioned as a division of Asiamera, Inc., a Nevada Corporation.  The Company owns an exclusive license to manufacture, assemble, advertise, promote, sell, and distribute a patented wastewater (sewage) purification system in the People’s Republic of China.  Asiamera, Inc. formed the Company for the purpose of holding the license agreement and pursuing the associated business plan. Asiamera has been funding the development stage operations of the Company since 2007 and has continued to provide funding in the form of a related party payable through December 31, 2009. On December 31, 2009 the Company was spun off by Asiamera who remains a majority shareholder of the Company.  As such, the Company’s financial statements reflect the historical operations of the Company since its formation as a division of Asiamera through the balance sheet date.

NOTE  2. SUMMARY OF SIGNIFICANT ACCOUNTING PRACTICES

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Estimates and assumptions are reviewed periodically and the effects of revisions are reflected in the financial statements in the period they are determined.

Foreign Currency Translation

Assets and liabilities of the Company's operations are translated from its functional currency of the Canadian dollar into its reporting currency of the U.S. dollar at period-end exchange rates. Net exchange gains or losses resulting from such translation are excluded from net loss but are included in comprehensive income (loss) and accumulated in a separate component of stockholders' equity. Income and expenses are translated at the average exchange rate for the period. Equity transactions are translated at historical rates.

Cash and Cash Equivalents

Cash and cash equivalents include cash on hand and cash in time deposits, certificates of deposit and all highly liquid debt instruments with original maturities of three months or less. The Company had $-0- and $-0- of cash and cash equivalents outstanding as of December 31, 2009 and 2008.

Fair Value of Financial Instruments

ASC 825 requires that the Company disclose estimated fair values of financial instruments. The carrying amounts reported in the statements of financial position for current assets and current liabilities qualifying as financial instruments are a reasonable estimate of fair value.

Stock-Based Compensation

In October 1995, the FASB issued SFAS No. 123, “Accounting for Stock-Based Compensation” (ASC 718). ASC 718 prescribes accounting and reporting standards for all stock-based compensation plans, including employee stock options, restricted stock, employee stock purchase plans and stock appreciation rights. ASC 718 requires compensation expense to be recorded (i) using the new fair value method or (ii) using the existing accounting rules prescribed by Accounting Principles Board Opinion No. 25, “Accounting for stock issued to employees” (APB 25) and related interpretations with proforma disclosure of what net income and earnings per share would have been had the Company adopted the new fair value method. The Company uses the intrinsic value method prescribed by APB 25 and has opted for the disclosure provisions of ASC 718.

Alpha Wastewater, Inc.

(A Development Stage Company)

Notes to the Financial Statements

December 31, 2009 and 2008

Income Taxes

The Company accounts for income taxes in accordance with ASC 740. Deferred tax assets and liabilities are recognized for future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. A valuation allowance is provided for certain deferred tax assets when it is more likely than not that such tax assets will not be realized through future operations.

Basic and Diluted Earnings (Loss) Per Share

Basic earnings (loss) per common share is computed by dividing income (loss) available to common stockholders by the weighted average number of common shares outstanding during the period of computation. Diluted earnings (loss) per share gives effect to all potential dilutive common shares outstanding during the period of compensation. The computation of diluted earnings (loss) per share does not assume conversion, exercise or contingent exercise of securities that would have an antidilutive effect on earnings. As of December 31, 2009 and 2008, the Company had no potentially dilutive securities that would affect the loss per share if they were to be dilutive.

Comprehensive Income (Loss)

Total comprehensive income (loss) represents the net change in stockholders' equity during a period from sources other than transactions with stockholders and as such, includes net earnings (loss). For the Company, the components of other comprehensive income (loss) are the changes in the cumulative foreign currency translation adjustments and are recorded as components of stockholders' equity.

Concentration of Credit Risk

Financial instruments that potentially subject the Company to concentrations of credit risk are cash, accounts receivable and other receivables arising from its normal business activities. The Company has no receivables.

Recently issued accounting pronouncements

During the year ended December 31, 2009, the Company adopted the following accounting pronouncements:

In May 2009, the FASB issued FAS 165, “Subsequent Events”.  This pronouncement establishes standards for accounting for and disclosing subsequent events (events which occur after the balance sheet date but before financial statements are issued or are available to be issued). FAS 165 requires and entity to disclose the date subsequent events were evaluated and whether that evaluation took place on the date financial statements were issued or were available to be issued. It is effective for interim and annual periods ending after June 15, 2009. The adoption of FAS 165 did not have a material impact on the Company’s financial condition or results of operation.

In June 2009, the FASB issued FAS 166, “Accounting for Transfers of Financial Assets” an amendment of FAS 140. FAS 140 is intended to improve the relevance, representational faithfulness, and comparability of the information that a reporting entity provides in its financial statements about a transfer of financial assets: the effects of a transfer on its financial position, financial performance , and cash flows: and a transferor’s continuing involvement, if any, in transferred financial assets. This statement must be applied as of the beginning of each reporting entity’s first annual reporting period that begins after November 15,  2009. The Company does not expect the adoption of FAS 166 to have an impact on the Company’s results of operations, financial condition or cash flows.

In June 2009, the FASB issued FAS 167, “Amendments to FASB Interpretation No. 46(R) ”. FAS 167 is intended to (1) address the effects on certain provisions of FASB Interpretation No. 46 (revised December 2003), Consolidation of Variable Interest Entities, as a result of the elimination of the qualifying special-purpose entity concept in FAS 166, and (2) constituent concerns about the application of certain key provisions of Interpretation 46(R), including those in which the accounting and disclosures under the Interpretation do not always provided timely and useful information about an enterprise’s involvement in a variable interest entity. This statement must be applied as of the beginning of each reporting entity’s first annual reporting period that begins after November 15, 2009. The Company does not expect the adoption of FAS 167 to have an impact on the Company’s results of operations, financial condition or cash flows.

Alpha Wastewater, Inc.

(A Development Stage Company)

Notes to the Financial Statements

December 31, 2009 and 2008

In June 2009, the FASB issued FAS 168, “The FASB Accounting Standards Codification and the Hierarchy of Generally Accepted Accounting Principles”. FAS 168 will become the source of authoritative U.S. generally accepted accounting principles (GAAP) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (SEC) under authority of federal securities laws are also sources of authoritative GAAP for SEC registrants. On the effective date of this Statement, the Codification will supersede all then-existing non-SEC accounting and reporting standards. All other non-grandfathered non-SEC accounting literature not included in the Codification will become non-authoritative. This statement is effective for financial statements issued for interim and annual periods ending after September 15, 2009.The Company does not expect the adoption of FAS 168 to have an impact on the Company’s results of operations, financial condition or cash flows.

NOTE 3. GOING CONCERN

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. The Company has accumulated losses of $494,146 and $257,672 as of December 31, 2009 and 2008 respectively. The Company has earned no revenues since inception. These conditions raise substantial doubt about the Company’s ability to continue as a going concern. The Company’s continuation as a going concern is dependent on its ability to meet its obligations, to obtain additional financing as may be required and ultimately to attain profitability. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

NOTE 4. DUE TO RELATED PARTIES

A related party has been paying all the expenses of the Company since 2007. As of December 31, 2008 the Company had recorded $223,568 as due to the related party. During 2009, the Company issued common stock in the amount of $518,356 for the extinguishment of the total liability owed to the related party.  As the Company had no readily determinable value at the time of issuance, the shares were valued at par ($0.001) and the remaining value of the debt was recorded to additional paid-in capital.

NOTE 5. STOCKHOLDERS’ EQUITY

Authorized

The Company is authorized to issue 75,000,000 shares of $0.001 par value common stock. All common stock shares have equal voting rights, are non-assessable and have one vote per share. Voting rights are not cumulative and, therefore, the holders of more than 50% of the common stock could, if they choose to do so, elect all of the directors of the Company.

Issued and Outstanding

On October 7, 2009, date of incorporation, the Company issued 75,000 shares of its common stock to a related party in extinguishment of a related party payable.

On December 31, 2009, the Company issued 39,925,000 shares of its common stock to a related party in extinguishment of a related party payable.

NOTE 6 – FOREIGN CURRENCY TRANSLATION

During the years ended December 31, 2009 and 2008, the Company has transacted the majority of its business activities in Canada, and the transactions have been primarily consummated in the Canadian dollar. Due to the fact that the Company’s functional currency is the Canadian dollar and its reporting currency is the U.S. dollar, the Company must recognize the effects of variations in foreign currency exchange rates as other comprehensive income and losses, pursuant to ASC 830. To calculate this other comprehensive income and loss, the Company utilizes the “current method,” whereby assets and liabilities of the Company are translated from Canadian dollars into U.S. dollars at the exchange rate at the balance sheet date. All equity items, other than retained earnings, are specifically identified where possible and exchange rates on transaction dates are implemented. Profit and loss accounts are translated using an average rate for the period. During the years ended December 31, 2009 and 2008, the Company recognized other comprehensive income (loss) of ($58,314) and $36,738, respectively, resulting in total accumulated other comprehensive income of ($24,210) and $34,104 as of December 31, 2009 and 2008, respectively.

Alpha Wastewater, Inc.

(A Development Stage Company)

Notes to the Financial Statements

December 31, 2009 and 2008

NOTE 7. COMMITMENTS AND CONTINGENCIES

Leasing Arrangements

The Company leases office space in British Columbia under an operating lease. The lease provides for a lease payment of $2,383 per month beginning September 1, 2009 expiring August 2011. All lease payments have been made on behalf of the Company by a related party. Future minimum lease payments under the terms of the operating leases are as follows:

2010	$28,596
2011	$19,064
Thereafter	-
Total	$47,660

Licensing Agreement

Pursuant to the terms of the exclusive license agreement for China and other southeast Asian countries, the Company is obligated to pay a $50,000 fee in the event the Company does not start a plant in China or a related country on or before December 30, 2010. In the event the Company starts a plant or purchases the issuer of the exclusive licensing agreement in accordance with the licensing agreement prior to December 30, 2010 no fee is due.

NOTE 8. SUBSEQUENT EVENTS

On August 23, 2010, the Company entered into a definitive agreement and plan of reorganization with Silicon South, Inc. whereby the parties have agreed to exchange 40,000,000 shares of restricted common stock of the Company for 40,000,000 shares of restricted common stock of Silicon South, Inc., thereby making Alpha Wastewater, Inc. a wholly owned subsidiary of Silicon South, Inc.

Closing of the agreement is conditioned upon satisfactory due diligence by both parties. It is anticipated this agreement will closed during fiscal year 2010; however, no guarantee has been made by either party as to consummation of the agreement.

In accordance with ASC 855-10, Company management has all material events through the date of this report and there are no additional subsequent events to report.

Alpha Wastewater Inc.

(A Development Stage Company)

Balance Sheets

ASSETS
	As of	As of
	June 30,	December 31,
	2010	2009
	UNAUDITED	AUDITED

CURRENT ASSETS

Cash and cash equivalents	$-	$-

TOTAL ASSETS	$-	$-

LIABILITIES AND STOCKHOLDERS' DEFICIT

CURRENT LIABILITIES
Due to related party	$87,285	$-

TOTAL LIABILITIES	87,285	-

STOCKHOLDERS' DEFICIT
Capital Stock
Authorized:
75,000,000 common shares, $0.001 par value
Issued and outstanding shares:
40,000,000 common shares	40,000	40,000
Additional Paid In Capital	478,356	478,356
Accumulated other comprehensive income	(23,014)	(24,210)
Deficit accumulated during the development stage	(582,627)	(494,146)

Total Stockholders' Deficit	(87,285)	-

TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT	$-	$-

- The accompanying notes are an integral part of these financial statements -

Alpha Wastewater Inc.

(A Development Stage Company)

Statements of Operations

					Cumulative from
	3 Months	3 Months	6 Months	6 Months	Inception
	Ended	Ended	Ended	Ended	Through
	June 30,	June 30,	June 30,	June 30,	June 30,
	2010	2009	2010	2009	2010
	UNAUDITED	UNAUDITED	UNAUDITED	UNAUDITED	UNAUDITED
REVENUES	$-	$-	$-	$-	$-

OPERATING EXPENSES
Salary	-	-	-	-	251,854
Consulting and professional fees	13,069	12,865	12,986	26,318	158,346
General and administrative	65,088	2,149	75,495	7,741	172,427

Total Operating Expenses	78,157	15,014	88,481	34,059	582,627

OPERATING LOSS	(78,157)	(15,014)	(88,481)	(34,059)	(582,627)

Other Income (Expense)	-	-	-	-

Provision for Income Taxes	-	-	-	-

Net (Loss)	$(78,157)	$(15,014)	$(88,481)	$(34,059)	$(582,627)

OTHER COMPREHENSIVE INCOME (LOSS)

Foreign currency translation adjustment	(1,548)	138	1,196	(1,197)	(23,014)

TOTAL COMPREHENSIVE LOSS	$(79,705)	$(14,876)	$(87,285)	$(35,256)	$(605,641)

PER SHARE DATA:

Basic and diluted (loss) per common share	$(0.00)	$-	$(0.00)	-

Weighted average number of common shares outstanding	40,000,000	-	40,000,000	-

- The accompanying notes are an integral part of these financial statements -

Alpha Wastewater Inc.

(A Development Stage Company)

Statements of Cash Flows

Cumulative from
	6 Months	6 Months	Inception
	Ended	Ended	Through
	June 30,	June 30,	June 30,
	2010	2009	2010
	UNAUDITED	UNAUDITED	UNAUDITED

CASH FLOWS FROM OPERATING ACTIVITIES

Net loss	$(88,481)	$(34,059)	$(582,627)
Adjustments to reconcile net income (loss)
to net cash from operating activities:
Expenses paid on Company's behalf
by a related party	88,481	34,059	582,627

Net Cash Used in Operating Activities	-	-	-

CASH FLOWS FROM INVESTING ACTIVITIES	-	-	-

CASH FLOWS FROM FINANCING ACTIVITIES	-	-	-

NET CHANGE IN CASH	-	-	-

CASH AT BEGINNING OF PERIOD	-	-	-

CASH AT END OF PERIOD	$-	$-	$-

Supplemental Cash Flow Disclosures

Cash paid for Interest	-	-	-
Cash paid for Income Taxes	-	-	-

Non-Cash Investing and
Financing Activities

Common stock issued for debt	$-	$-	$518,356

- The accompanying notes are an intergral part of these financial statements -

ALPHA WASTEWATER INC.

NOTES TO FINANCIAL STATEMENTS

June 30, 2010 and 2009

NOTE 1 – CONDENSED FINANCIAL STATEMENTS

The accompanying financial statements have been prepared by the Company without audit. In the opinion of management, all adjustments (which include only normal recurring adjustments) necessary to present fairly the financial position, results of operations, and cash flows at June 30, 2010, and for all periods presented herein, have been made.

Certain information and footnote disclosures normally included in financial statements prepared in accordance with accounting principles generally accepted in the United States of America have been condensed or omitted. It is suggested that these condensed financial statements be read in conjunction with the financial statements and notes thereto included in the Company's December 31, 2009 audited financial statements. The results of operations for the period ended June 30, 2010 is not necessarily indicative of the operating results for the full year.

NOTE 2 - GOING CONCERN

The Company's financial statements are prepared using generally accepted accounting principles in the United States of America applicable to a going concern which contemplates the realization of assets and liquidation of liabilities in the normal course of business. The Company has not yet established an ongoing source of revenues sufficient to cover its operating costs and allow it to continue as a going concern. The ability of the Company to continue as a going concern is dependent on the Company obtaining adequate capital to fund operating losses until it becomes profitable. If the Company is unable to obtain adequate capital, it could be forced to cease operations.

In order to continue as a going concern, the Company will need, among other things, additional capital resources. Management's plan is to obtain such resources for the Company by obtaining capital from management and significant shareholders sufficient to meet its minimal operating expenses and seeking equity and/or debt financing. However management cannot provide any assurances that the Company will be successful in accomplishing any of its plans.

The ability of the Company to continue as a going concern is dependent upon its ability to successfully accomplish the plans described in the preceding paragraph and eventually secure other sources of financing and attain profitable operations. The accompanying financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.

NOTE 3 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Recent Accounting Pronouncements

Below is a listing of the most recent accounting pronouncements issued since the December 31, 2009 audited financial statements of the Company were released and through October 20, 2010. The Company has evaluated these pronouncements and does not expect their adoption to have a material impact on the Company’s financial position, or statements.

?

Accounting Standards Update 2010-17 Revenue Recognition- Milestone Method (Topic 605): Milestone Method of Revenue Recognition – a consensus of the FASB emerging issues task force. Effective for fiscal years on or after June 15, 2010.

?

Accounting Standards Update 2010-12 Income Taxes (Topic 740): Accounting for Certain Tax Effects of the 2010 Health Care Reform Acts (SEC Update). Effective July 1, 2010.

?

Accounting Standards Update 2010-11Derivatives and Hedging (Topic 815): Scope Exception Related to Embedded Credit Derivatives. Effective July 1, 2010.

?

Accounting Standards Update 2010-09 Subsequent Events (topic 855): Amendments to Certain Recognition and Disclosure Requirements. Effective July 1, 2010.

?

Accounting Standards Update 2010-06 Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements. Effective July 1, 2010.

?

Accounting Standards Update 2010-05 Compensation-Stock Compensation (Topic718): Escrowed share arrangements and the Presumption of Compensation (SEC Update). Effective July 1, 2010.

ALPHA WASTEWATER INC.

NOTES TO FINANCIAL STATEMENTS

June 30, 2010 and 2009

NOTE 3 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Recent Accounting Pronouncements (continued)

?

Accounting Standards Update 2010-04 (ASU 2010-04), Accounting for Various Topics-Technical Corrections to SEC Paragraphs. Effective July 1, 2010.

NOTE 4 – RELATED PARTY NOTES PAYABLE

As of June 30, 2010 and December 31, 2009, the Company was obligated to a related party in the amount on $87,285 and $-0-, respectively. These notes bear no interest, are unsecured and are due on demand.

NOTE 5 – SUBSEQUENT EVENTS

On August 23, 2010, the Company entered into a definitive agreement and plan of reorganization with Silicon South, Inc. whereby the parties have agreed to exchange 40,000,000 shares of restricted common stock of the Company for 40,000,000 shares of restricted common stock of Silicon South, Inc., thereby making Alpha Wastewater, Inc. a wholly owned subsidiary of Silicon South, Inc.

Closing of the agreement is conditioned upon satisfactory due diligence by both parties. It is anticipated this agreement will closed during fiscal year 2010; however, no guarantee has been made by either party as to consummation of the agreement.

In accordance with ASC 855-10 the Company has evaluated all material subsequent events from the balance sheet date through the date of this report. There have been no reportable subsequent events.

SILICON SOUTH INC.

ALPHA WASTEWATER INC.

PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

[Unaudited]

The following unaudited proforma condensed combined balance sheet aggregates the balance sheet of Silicon South Inc., a Nevada corporation (the “Company”) as of June 30, 2010 and the balance sheet of Alpha Wastewater Inc., a Nevada corporation (“AWI”) as of June 30, 2010 accounting for the transaction as a reorganization of AWI in a manner similar to a reverse purchase with the issuance of common stock of the Company for all the issued and outstanding shares of AWI and using the assumptions described in the following notes, giving effect to the transaction, as if the transaction had occurred as of the end of the period. The transaction was not completed as of June 30, 2010.

The following unaudited proforma condensed combined statement of operations combines the results of operations of the Company for the six months ended June 30, 2010 and the results of operations of AWI for the six months ended June 30, 2010 as if the transaction had occurred at the beginning of the periods.

The pro forma condensed combined financial statements should be read in conjunction with the separate financial statements and related notes thereto of the Company and AWI. These proforma financial statements are not necessarily indicative of the combined financial position, had the acquisition occurred at the end of the periods indicated above, or the combined results of operations which might have existed for the periods indicated or the results of operations as they may be in the future.

Silicon South Inc.

Alpha Wastewater Inc.

Proforma Condensed Combined Balance Sheet

June 30, 2010

[Unaudited]

ASSETS

	Silicon South Inc.	Alpha Wastewater Inc.		Proforma
	June 30, 2010	June 30, 2010		Increase	Proforma
	[Company]	[Alpha]		(Decrease)	Combined
ASSETS:
Cash and cash equivalents	$-	$-		$-	$-
			[B]	40,000
Investment in subsidiary	-	-		-	-
			[C]	(40,000)
	$-	$-		$-	$-

LIABILITIES AND STOCKHOLDERS' (DEFICIT)
LIABILITIES:
Bank deficit	$25	$-		$-	$25
Accounts payable	10,376	-		-	10,376
Accrued interest	63,553	-		-	63,553
State corporate tax payable	7,234	-		-	7,234
			[A]	(100,000)
Due to related party	112,577	87,285			199,862
			[A]	100,000
	193,765	87,285		-	281,050
STOCKHOLDERS' (DEFICIT)
			[B]	40,000
Common Stock	7,315	40,000		-	47,315
			[C]	(40,000)
			[C]	(478,356)
Additional Paid In Capital	140,785	478,356		-	277,285
			[C]	136,500
Additional Paid In Capital-Options	-	-	[D]	2,497,275	2,497,275
Accumulated other comprehensive income	-	(23,014)		-	(23,014)
			[C]	341,856
Accumulated Deficit during the development stage	(341,865)	(582,627)			(3,079,911)
			[D]	(2,497,275)
Total Stockholders' (Deficit)	(193,765)	(87,285)		-	(281,050)
	$-	$-		$-	$-

See Notes To Unaudited Proforma Condensed Financial Statements.

Silicon South Inc.

Alpha Wastewater Inc.

Proforma Condensed Combined Statement of Operations

[Unaudited]

	Silicon South Inc.	Alpha Wastewater Inc.
	For the Six	For the Six
	Months Ended	Months Ended		Proforma
	June 30,2010	June 30,2010		Increase	Proforma
	[Company]	[Alpha]		(Decrease)	Combined

REVENUES	$-	$-		$-	$-

OPERATING EXPENSES
Salary	-	-		-	-
Consulting and professional fees	13,185	12,986	[D]	2,497,275	2,523,446
General and administrative	930	75,495		-	76,425

Total Operating Expenses	14,115	88,481		2,497,275	2,599,871

OPERATING LOSS	(14,115)	(88,481)		(2,497,275)	(2,599,871)

Other Income (Expense)	(11,845)	-		-	-

Provision for Income Taxes	(800)	-		-	-

Total Other Income (Expense)	(12,645)	-

Net (Loss)	$(26,760)	$(88,481)		$(2,497,275)	$(2,599,871)

OTHER COMPREHENSIVE INCOME (LOSS)

Foreign currency translation adjustment	-	1,196		-	1,196

TOTAL COMPREHENSIVE LOSS	$(26,760)	$(87,285)	[D]	$(2,497,275)	$(2,598,675)

Basic net (loss) per common share					$(0.05)

See Notes To Unaudited Proforma Condensed Financial Statements.

SILICON SOUTH INC.

ALPHA WASTEWATER INC.

NOTES TO PROFORMA CONDENSED COMBINED FINANCIAL STATEMENTS

[Unaudited]

NOTE 1 – SILICON SOUTH INC.

Silicon South Inc. (the “Company”) was organized under the laws of the State of Nevada on June 20, 1997. The Company has been seeking potential business opportunities. The Company discontinued its previous operations during 2002.

NOTE 2 – ALPHA WASTEWATER INC.

Alpha Wastewater Inc. (“AWI”) was organized under the laws of the State of Nevada on October 7, 2009. The Company owns an exclusive license to manufacture, assemble, advertise, promote, sell, and distribute a patented wastewater (sewage) purification system in the People’s Republic of China.

NOTE 3 - PROFORMA ADJUSTMENTS

On October 25, 2010 AWI and the Company agreed to amend the Agreement and Plan of Reorganization with an extended closing date of November 10, 2010. The agreement called for the Company to issue 40,000,000 shares of common stock to the shareholders of AWI for 100% of the outstanding shares of AWI’s common stock in a transaction wherein AWI would became a wholly-owned subsidiary of the Company. In addition to the exchange of shares, the Agreement requires the Company to issue options to Thurman Investments Corporation, Inc. and/or assigns for the purchase of up to 2,475,000 shares of the Company’s restricted common stock at a price of $.001 per share, which option shall expire four business days following closing of the Agreement.

The ownership interests of the former owners of AWI in the combined enterprise will be greater than that of the ongoing shareholders of the Company and, accordingly, the management of AWI will assume operating control of the combined enterprise. Consequently, the acquisition is accounted for as the recapitalization of AWI, wherein AWI purchased the assets of the Company and accounted for the transaction as a reverse purchase for accounting purposes.

Proforma adjustments on the attached financial statements include the following:

[A]	To record the conversion of $100,000 of liabilities to related parties of the Company into $100,000 of liabilities to related parties of AWI.

[B]	To record the issuance of 40,000,000 shares of common stock pursuant to the Agreement and Plan of Reorganization.

[C]	To eliminate the common stock accounts of AWI and the prior retained earnings of the Company.

[D]	To record the options cost associated with issuance of options to purchase up to 2,475,000 shares of common stock at a price of $0.001 per shares pursuant to the Agreement and Plan of Reorganization.

NOTE 4 - PROFORMA (LOSS) PER SHARE

The proforma (loss) per share is computed based on the number of shares outstanding, after adjustment for shares issued in the acquisition, as though all shares issued in the acquisition had been outstanding from the beginning of the periods presented.